UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 3, 2015

BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 694-8822
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01    Other Events.

On February 3, 2015, Peter S. Ho, Chairman, CEO and President of Bank of Hawaii Corporation (the “Company”), and Mark A. Rossi, Vice Chairman, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company each terminated their respective 10b5-1 Sales Plans dated April 24, 2014 (the “10b5-1 Plans”) which were executed for the purpose of effectuating a possible sale of a limited amount of the Company’s shares to cover a possible tax withholding shortfall which might occur as a result of the vesting of certain previously granted restricted stock grants. The 10b5-1 Plans allowed for the sale of a maximum of 5,000 shares each of the Company’s Class A common stock at the times specified in the 10b5-1 Plans pursuant to a pre-established formula.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015	Bank of Hawaii Corporation

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary